SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 12, 2003
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-14770                                           43-1813160
(Commission File Number)                       (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)
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Item 9 Regulation FD Disclosure and

Item 12 Results of Operations and Financial Condition

      On November 12, 2003, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its results for the third quarter of fiscal 2003, which ended November 1, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Exhibits:

      99.1 Press Release, dated November 12, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAYLESS SHOESOURCE, INC.

Date: November 12, 2003                      By:   /s/ Ullrich E. Porzig
                                                --------------------------------
                                                       Ullrich E. Porzig
                                                       Senior Vice President
                                                       Chief Financial
                                                       Officer and Treasurer
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                                  EXHIBIT INDEX

       Exhibit No.                  Exhibit
       -----------                  -------

          99.1                      Press Release, dated November 12, 2003.